                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 6, 2004
                                                -------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

        New York                       333-118975               13-3789046
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          270 Park Avenue
          New York, New York                                         10167
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 8.01.    Other Events.

     Attached as exhibits are the Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and
Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., Nomura Securities International, Inc., Deutsche Bank Securities Inc. and
PNC Capital Markets, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2004-C3 (the "Offered Certificates").

     The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the
Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975)
(the "Registration Statement"). The Registrant hereby incorporates the
Structural and Collateral Term Sheets by reference in the Registration
Statement.

     The Structural and Collateral Term Sheets were prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------         -----------

(99.1)              Structural and Collateral Term Sheet prepared by J.P. Morgan
                    Securities Inc., Nomura Securities International, Inc.,
                    Deutsche Bank Securities Inc. and PNC Capital Markets, Inc.
                    in connection with certain classes of the J.P. Morgan Chase
                    Commercial Mortgage Securities Corp., Commercial Mortgage
                    Pass-Through Certificates, Series 2004-C3.

(99.2)              Collateral Term Sheet prepared by J.P. Morgan Securities
                    Inc., Nomura Securities International, Inc., Deutsche Bank
                    Securities Inc. and PNC Capital Markets, Inc. in connection with certain classes of the J.P. Morgan Chase Commercial
                    Mortgage Securities Corp., Commercial Mortgage Pass-Through
                    Certificates, Series 2004-C3.

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2004

                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.

                                       By: /s/ Mark Levine
                                           -------------------------------------
                                           Name:  Mark Levine
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------
(99.1)              Structural and Collateral Term Sheet prepared by     E
                    J.P. Morgan Securities Inc., Nomura Securities
                    International, Inc., Deutsche Bank Securities Inc.
                    and PNC Capital Markets, Inc. in connection with
                    certain classes of the J.P. Morgan Chase
                    Commercial Mortgage Securities Corp., Commercial
                    Mortgage Pass-Through Certificates, Series
                    2004-C3.

(99.2)              Collateral Term Sheet prepared by J.P. Morgan        E
                    Securities Inc., Nomura Securities International,
                    Inc., Deutsche Bank Securities Inc. and PNC
                    Capital Markets, Inc. in connection with certain
                    classes of the J.P. Morgan Chase Commercial
                    Mortgage Securities Corp., Commercial Mortgage
                    Pass-Through Certificates, Series 2004-C3.